Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment (this “Amendment”) to Credit Agreement is entered into as of August 1, 2017 (the “First Amendment Effective Date”), by and among Entravision Communications Corporation, a Delaware corporation (the “Borrower”), the other Persons party hereto as “Credit Parties”, and the Lenders party hereto.

RECITALS

WHEREAS, reference is made to that certain Credit Agreement, dated as of May 31, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used but not defined herein have the meanings given to such terms in the Credit Agreement), among the Borrower, the other Persons party thereto as Credit Parties, the several financial institutions from time to time party thereto (the “Lenders”), and Antares Capital LP (as assignee of General Electric Capital Corporation), as Agent for the Lenders (in such capacity, the “Agent”);

WHEREAS, the Borrower wishes to amend the Credit Agreement as set forth herein;

WHEREAS, the Required Lenders have agreed to amend the Credit Agreement upon the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

Section 1.Article and Section References.  Unless otherwise expressly stated herein, all Article and Section references herein shall refer to Articles and Sections of the Credit Agreement.

Section 2.Amendment to Section 5.11.  Section 5.11 is hereby amended by amending and restating Section 5.11(i) in its entirety as follows:

“(i)the Borrower may make Restricted Payments from and after the First Amendment Effective Date, so long as (i) immediately after giving effect thereto, the aggregate amount of such Restricted Payments made in reliance on this clause (i) does not exceed an amount equal to (A) $40,000,000 plus, (B) for each anniversary of the First Amendment Effective Date that has occurred an additional $20,000,000, so long as in the case of Restricted Payments made in reliance on this clause (B) the Total Net Leverage Ratio would be no greater than 5.50:1.00 immediately after giving effect thereto, and (ii) such Restricted Payments are not financed by the incurrence of any Indebtedness.”

Section 3.Amendment to Section 11.1.  Section 11.1 is hereby amended by adding the following new defined terms in alphabetical order:

“First Amendment” means the First Amendment to Credit Agreement, dated as of August 1, 2017, among the Borrower, the other Credit Parties party thereto and the Lenders party thereto.

“First Amendment Effective Date” has the meaning given to such term in the First Amendment.

Section 4.Amendment to Exhibit 4.2(b).  Exhibit C to Exhibit 4.2(b) to the Credit Agreement is hereby amended by amending and restating the ninth row of the deductions from Consolidated Adjusted EBITDA therein as follows:

Restricted Payments permitted under Section 5.11 of the Credit Agreement made during such period with internally generated cash

Section 5.Acknowledgements.  The Borrower, through its wholly-owned subsidiary, participated in the broadcast incentive auction conducted by the FCC pursuant to Section 6403 of the Middle Class Tax Relief and Job Creation Act (Pub. L. No. 11296, § 6403, 126 Stat. 156, 225-230 (2012) and the rules and regulations adopted by the FCC to effectuate such law, pursuant to which the Station Licenses of four television stations owned and operated by Borrower and/or its wholly-owned subsidiary will be modified to change the output channel assignment and bandwidth frequency and the FCC has agreed to pay to the Borrower, through its wholly-owned subsidiary, approximately $264 million (the “Auction Participation” and, such payment, the “Auction Payment”).  Each of the Lenders party to this Amendment, by its signature hereto, acknowledges and agrees that (a) the Auction Participation (i) does not constitute a Disposition and is not subject to Section 5.2 of the Credit Agreement and (ii) no mandatory prepayment is required under Section 1.8(d) of the Credit Agreement in connection therewith and (b) all or a portion of the Auction Payment may be received and held by an intermediary for the Borrower and/or its wholly-owned subsidiary for the purpose of conducting one or more like-kind exchanges pursuant to Section 1031 of the Code (any such amounts, the “Section 1031 Funds”), and notwithstanding anything to the contrary in the Loan Documents, including, without limitation, Section 4.11 of the Credit Agreement and Sections 4.10 and 4.11 of the Security Agreement, until the date that is 185 days after the receipt by the intermediary of such Section 1031 Funds, the Borrower and its subsidiaries shall not be required to grant a Lien or security interest in favor of the Secured Parties, or deliver a Control Agreement with respect to, such Section 1031 Funds (or the related deposit, securities or other account in which they are held) for so long as such Section 1031 Funds are held by such an intermediary for such purpose; provided that, for the avoidance of doubt, this clause (b) shall not apply to any Section 1031 Funds that have been delivered to the Borrower or its subsidiaries or the proceeds or products of the Section 1031 Funds or any Property purchased with any Section 1031 Funds or the proceeds or products thereof.

Section 6.Conditions Precedent.  The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

(a)The Agent shall have received all of the following, each of which shall be in form and substance satisfactory to the Agent:

(i)Amendment.  This Amendment, duly executed and delivered by each Credit Party and the Required Lenders (or by the Agent on behalf of the Required Lenders);

(ii)Agent Fees and Expenses.  (i) The fees and other amounts payable to the Agent under the Engagement Letter, dated as of July 21, 2017 and (ii) to the extent invoiced, the fees, expenses and other amounts payable on or prior to the First Amendment Effective Date referred to in Section 9.5 of the Credit Agreement and in the section titled “Costs and Expenses of the Agent” below, including, but not limited to, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including the reasonable fees and disbursements of Latham & Watkins LLP, special counsel to the Agent) required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document; and

(iii)Consent Fee.  For the account of each Lender who shall have delivered its signature page hereto, or shall have instructed the Agent on or prior to 12:00 p.m. (New York time) on July 31, 2017 to execute this Amendment on its behalf, a non-refundable and fully-earned fee equal to 0.10% of the aggregate principal amount of such Lender’s Revolving Loan Commitments and Term Loans on and as of such date.

(b)Representations and Warranties.  After giving effect to this Amendment, the representations and warranties contained herein and in the other Loan Documents shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which event such representations and warranties shall have been true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of such earlier date.

(c)Completion of Proceedings.  All partnership, corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental hereto shall be reasonably satisfactory in form and substance to the Agent and its counsel, and the Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as the Agent may reasonably request.

(d)No Default.  On the First Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing after giving effect to this Amendment.

Section 7.Representations and Warranties; Reaffirmation of Grant.  Each Credit Party hereby represents and warrants to the Agent and the Lenders that, as of the First Amendment Effective Date after giving effect to this Amendment, (a) all representations and warranties of the Credit Parties set forth in the Credit Agreement and in any other Loan Document are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the First Amendment Effective Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which event such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of such earlier date, (b) no Default or Event of Default has occurred and is continuing, (c) the Credit Agreement (as amended by this Amendment) and all other Loan Documents are and remain legal, valid and binding obligations of each of the Credit Parties which is a party thereto, enforceable against each such Credit Party in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting enforcement of creditors’ rights generally or by equitable principles relating to enforceability and (d) each of the Collateral Documents to which such Credit Party is a party and all of the Collateral described therein secure and shall continue to secure the payment of all Obligations as set forth in such respective Collateral Documents.  Each Credit Party that is a party to the Security Agreement or any of the Collateral Documents hereby reaffirms its grant of a security interest in the Collateral to the Collateral Trustee for the ratable benefit of the Secured Parties, as collateral security for the prompt and complete payment and performance when due of the Obligations.

Section 8.Survival of Representations and Warranties.  All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by the Agent or the Lenders shall affect the representations and warranties or the right of the Agent and the Lenders to rely upon them.  If any representation or warranty made in this Amendment is false in any material respect as of the date made or deemed made, then such shall constitute an Event of Default under the Credit Agreement, as amended hereby.

Section 9.Reference to Agreement.  Each of the Loan Documents, including the Credit Agreement, as amended hereby, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.  This Amendment shall constitute a Loan Document under the Credit Agreement.

Section 10.Costs and Expenses of the Agents.  The Borrower shall pay on demand all reasonable and documented costs and expenses of the Agent (including the reasonable fees and disbursements of counsel to the Agent) incurred in connection with the preparation, execution and delivery of this Amendment.

Section 11.Governing Law.  The law of the State of New York shall govern all matters arising out of, in connection with or relating to this Amendment, including, without limitation, its validity, interpretation, construction, performance and enforcement (including, without limitation, any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest).

Section 12.Waiver of Jury Trial.  THE PARTIES HERETO, TO THE EXTENT PERMITTED BY LAW, WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO, THIS AMENDMENT AND ANY OTHER TRANSACTION CONTEMPLATED HEREBY.  THIS WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE.

Section 13.Execution.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.  Delivery of an executed signature page of this Amendment by facsimile transmission or Electronic Transmission shall be as effective as delivery of an originally executed counterpart hereof.

Section 14.Limited Effect.  This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be a waiver of any rights, claims or remedies that the Agent or any Lender may have under the Credit Agreement or under any other Loan Document (except as expressly set forth herein) or under applicable law, and shall not be considered to create a course of dealing or to otherwise obligate in any respect the Agent or any Lender to execute similar or other amendments or grant any waivers under the same or similar or other circumstances in the future.

Section 15.Ratification by Credit Parties.  Each of the Credit Parties (other than the Borrower) acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein.  Each of the Credit Parties (other than the Borrower) agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Credit Party’s Guaranty shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Credit Party’s Guaranty or any other Loan Document executed by such Credit Party (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects.  Each of the Credit Parties (other than the Borrower) hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this section.  Each of the Credit Parties (other than the Borrower) hereby further acknowledges that the Borrower, the Agent and any Lender may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provisions of the Loan Documents without notice to or consent from such Credit Party and without affecting the validity or enforceability of such Credit Party’s Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of such Credit Party’s Guaranty.

Section 16.Certain Waivers.  Each of the Credit Parties hereby agrees that neither the Agent nor any Lender shall be liable under a claim of, and hereby waives any claim against the Agent and the Lenders based on, lender liability (including, but not limited to, liability for breach of the implied covenant of good faith and fair dealing, fraud, negligence, conversion, misrepresentation, duress, control and interference, infliction of emotional distress and defamation and breach of fiduciary duties) as a result of the amendments contained in this Amendment and any discussions or actions taken or not taken by the Agent or the Lenders on or before the First Amendment Effective Date or the discussions conducted in connection therewith, or any course of action taken by the Agent or any Lender in response thereto or arising therefrom; provided, that the foregoing waiver shall not include the waiver of any claims which are based on the gross negligence or willful misconduct of the Agent or any Lender or any of their respective Related Persons (each as determined in a final, non-appealable judgment by a court of competent jurisdiction).  This section shall survive the execution and delivery of this Amendment and the other Loan Documents and the termination of the Credit Agreement, as amended hereby.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ENTRAVISION COMMUNICATIONS CORPORATION

By: /s/ Christopher T. Young

Name: Christopher T. Young

Title: Executive Vice President, Treasurer

and Chief Financial Officer

Entravision 1st Amendment Signature Page

ENTRAVISION, L.L.C., a Delaware limited liability company

ENTRAVISION EL-PASO, L.L.C., a Delaware limited liability company

ENTRAVISION-TEXAS G.P., LLC, a Delaware limited liability company

ENTRAVISION-TEXAS L.P., INC., a Delaware corporation

ARIZONA RADIO, INC., a Delaware corporation

Z-SPANISH MEDIA CORPORATION, a Delaware corporation

LOS CEREZOS TELEVISION COMPANY, a Delaware corporation

LATIN COMMUNICATIONS GROUP INC., a Delaware corporation

DIAMOND RADIO, INC., a California corporation

TODOBEBE, LLC, a Delaware limited liability company

ENTRAVISION SAN DIEGO, INC., a California corporation

ENTRAVISION HOLDINGS, LLC, a California limited liability company

THE COMMUNITY BROADCASTING COMPANY OF SAN DIEGO, INCORPORATED, a California corporation

CHANNEL FIFTY SEVEN, INC., a California corporation

VISTA TELEVISION, INC., a California corporation

ASPEN FM, INC., a Colorado corporation

ENTRAVISION-TEXAS LIMITED PARTNERSHIP, a Texas limited partnership

ENTRAVISION COMMUNICATIONS COMPANY, L.L.C., a Delaware limited liability company

LOTUS/ENTRAVISION REPS, LLC, a Delaware limited liability company

LCG, LLC, a Delaware limited liability company

PULPO MEDIA, INC., a Delaware corporation

By: /s/ Christopher T. Young

Name: Christopher T. Young

Title: Executive Vice President, Treasurer

and Chief Financial Officer

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ANTARES HOLDINGS LP

By: Antares Holdings GP, Inc., its general partner

By: /s/ Brad Mashinter

Name: Brad Mashinter

Its: Duly Authorized Signatory

Entravision 1st Amendment Signature Page

The following Lenders executed the foregoing agreement in counterpart copy.  The individual conformed counterpart signature pages will be provided upon request.

•	AGF Floating Rate Income Fund
•	American Honda Master Retirement Trust
•	Ameriprise Certificate Company
•	Arch Investment Holdings III Ltd.
•	Elevation CLO 2014-2, Ltd.
•	Elevation CLO 2015-4, Ltd.
•	ATRIUM IX
•	ATRIUM VIII
•	Atrium X
•	ATRIUM XI
•	MAPLES TRUSTEE SERVICES (CAYMAN) LIMITED, solely in its capacity as trustee of BARINGS SENIOR LOAN TRUST
•	BABSON CLO LTD, 2014-III
•	BARINGS SEGREGATED LOANS 3 S.A R.L
•	Birchwood Park CLO, Ltd.
•	Black Diamond CLO 2017-1 Ltd.
•	Bridgeport CLO II Ltd.
•	Brighthouse Funds Trust I - Brighthouse/Eaton Vance Floating Rate Portfolio
•	Bronco Trading, LLC
•	CANARAS SUMMIT CLO LTD.
•	Catskill Park CLO, Ltd.
•	CBAM 2017-1 Ltd
•	Rockville Funding LLC
•	Cent CDO 12 Limited
•	Cent CDO 14 Limited
•	Cent CLO 16, L.P.
•	Cent CLO 17 Limited
•	CIFC Funding 2012-II, Ltd.
•	CIFC Funding 2012-III, Ltd.
•	CIFC Funding 2013-I, Ltd.
•	CIFC Funding 2013-II, Ltd.
•	Citibank, N.A.
•	The City of New York Group Trust
•	Dollar Senior Loan Fund, LTD.
•	CREDIT SUISSE NOVA (LUX)
•	CREDIT SUISSE NOVA (LUX) acting on behalf of Credit Suisse Nova (Lux) Fixed Maturity US Loan Fund 2021
•	Crestline Denali CLO XIV, LTD.
•	Crown Point CLO II Ltd.
•	Crown Point CLO III, Ltd.
•	Davidson River Trading, LLC
•	DaVinci Reinsurance Ltd.
•	Delaware Life Insurance Company

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•	DENALI CAPITAL CLO X, LTD.
•	DENALI CAPITAL CLO XI, LTD.
•	Denali Capital CLO XII, Ltd.
•	Dryden XXV Senior Loan Fund
•	Dryden XXVI Senior Loan Fund
•	Dryden 30 Senior Loan Fund
•	Dryden 31 Senior Loan Fund
•	Dryden 33 Senior Loan Fund
•	Dryden 37 Senior Loan Fund
•	Dryden 38 Senior Loan Fund
•	Eaton Vance Bank Loan Fund A Series Trust of Multi Manager Global Investment Trust
•	Eaton Vance Bank Loan Fund Series II A Series Trust of Multi Manager Global Investment Trust
•	Eaton Vance CDO X PLC
•	Eaton Vance Floating Rate Portfolio
•	Eaton Vance Floating-Rate Income Plus Fund
•	Eaton Vance Institutional Senior Loan Fund
•	Eaton Vance Limited Duration Income Fund
•	Eaton Vance Loan Fund Series III A Series Trust of Multi Manager Global Investment Trust
•	Eaton Vance US Loan Fund 2016 a Series Trust of Global Cayman Investment Trust
•	Eaton Vance VT Floating-Rate Income Fund
•	Emerson Park CLO Ltd.
•	ERIE INDEMNITY COMPANY
•	ERIE INSURANCE EXCHANGE
•	Everest Funding LLC
•	Federated Bank Loan Core Fund
•	Finn Square CLO, Ltd.
•	Fire and Police Pension Fund, San Antonio
•	Galaxy XIV CLO, Ltd.
•	Galaxy XIX CLO, Ltd.
•	Galaxy XV CLO, Ltd.
•	Galaxy XVII CLO, Ltd.
•	Galaxy XVIII CLO, Ltd.
•	Gallatin CLO IV 2012-1, Ltd.
•	Gallatin CLO V 2013-1, Ltd.
•	GSO Sakura Loan Fund 2015, a Series Trust of Multi Manager Global Investment Trust
•	Hamlet II, Ltd.
•	The Hartford Floating Rate Fund
•	The Hartford Unconstrained Bond Fund
•	HYFI LOAN FUND
•	Invesco Zodiac Funds - Invesco Global Senior Loan Select Fund
•	JFIN CLO 2013 LTD.
•	JFIN CLO 2014-II LTD.

Entravision 1st Amendment Signature Page

•	Remuda Capital Management, LTD
•	JPMorgan Flexible Credit Long Short Fund
•	GIM Specialist Investment Funds – GIM Multi Sector Credit Fund
•	Commingled Pension Trust Fund (Floating Rate Income) of JPMorgan Chase Bank, N.A.
•	KP FIXED INCOME FUND
•	Lancashire Insurance Company Limited
•	LCM XII Limited Partnership
•	LCM XIII Limited Partnership
•	LCM XIV Limited Partnership
•	LCM XIX Limited Partnership
•	LCM XV Limited Partnership
•	LCM XVI Limited Partnership
•	LCM XVII Limited Partnership
•	LCM XVIII Limited Partnership
•	LCM XX Limited Partnership
•	LCM XXI Limited Partnership
•	LCM XXIII Ltd.
•	LCM XXIV Ltd.
•	MADISON PARK FUNDING IV, LTD.
•	Madison Park Funding XIII, Ltd.
•	Madison Park Funding XV, Ltd.
•	Madison Park Funding XVIII, Ltd.
•	MIHI LLC
•	Nomad CLO, Ltd.
•	Octagon Investment Partners XIV, Ltd.
•	Octagon Investment Partners XV, Ltd.
•	Octagon Investment Partners XVI, Ltd.
•	Octagon Investment Partners XVII, Ltd.
•	Octagon Investment Partners XVIII, Ltd.
•	Pacific Select Fund Floating Rate Loan Portfolio
•	PBI Stable Loan Fund a series trust of MYL Investment Trust
•	Pinnacle Park CLO, Ltd
•	Pinnacol Assurance
•	PK-SSL Investment Fund Limited Partnership
•	RiverSource Life Insurance Company
•	ROSE HILL SENIOR LOAN FUND, a series trust of Credit Suisse Horizon Trust
•	ROYAL BANK OF CANADA
•	Seneca Park CLO, Ltd.
•	Senior Debt Portfolio
•	Stichting Blue Sky Active Fixed Income US Leveraged Loan Fund
•	Taconic Park CLO Ltd.
•	Thacher Park CLO, Ltd
•	The Hartford Strategic Income Fund
•	Tryon Park CLO Ltd.
•	VALIDUS REINSURANCE LTD

Entravision 1st Amendment Signature Page

•	Venture X CLO, Limited
•	VENTURE XII CLO, Limited
•	VENTURE XIII CLO, Limited
•	VENTURE XIV CLO, Limited
•	VENTURE XV CLO, Limited
•	Venture XXVIII CLO, Limited
•	Wasatch CLO Ltd
•	Wellington Trust Company, National Association Multiple Collective Investment Funds Trust II, Core Bond Plus/High Yield Bond Portfolio
•	Wellington Trust Company, National Association
•	Multiple Common Trust Funds Trust, Core Bond Plus/High Yield Bond Portfolio
•	Wellington Trust Company, National Association Multiple Common Trust Funds Trust- Opportunistic Fixed Income Allocation Portfolio
•	Wells Fargo Bank, National Association
•	Westcott Park CLO, Ltd.
•	Western World Insurance Company
•	Workers Compensation Fund

Entravision 1st Amendment Signature Page